As filed with the Securities and Exchange Commission on January 14, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08958

The Inland Mutual Fund Trust
(Exact name of registrant as specified in charter)

2901 Butterfield Road, Oak Brook, IL 60523

(Address of principal executive offices) (Zip code)

Robert D. Parks
The Inland Mutual Fund Trust
2901 Butterfield Road, Oak Brook, IL 60523
(Name and address of agent for service)

(800) 216-9785
Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2003

Date of reporting period: October 31, 2003

Item 1. Reports to Stockholders.

INLAND®

ANNUAL REPORT | OCTOBER 31, 2003

Inland Real Estate Income and Growth Fund

INLAND REAL ESTATE INCOME AND GROWTH FUND

Table of Contents

Letter to Shareholders	1
Performance	4
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Schedule of Investments	10
Schedule of Investments: Options Written	13
Notes to the Financial Statements	14
Independent Auditor's Report	17
Board of Trustees	18

Inland Real Estate Income & Growth Fund

Dear Shareholder,

The net asset value of the Fund has increased steadily throughout the months of November and December. This equity growth is attributed to an overall increase in the value of our REIT portfolio which comprises the overwhelming majority of our stock holdings. The performance of our other real estate investments (Home Builders) has been mixed, but has definitely trended upwards over these past two months compared to an earlier downtrend. For diversification we also have a small position in energy stocks (Gas and Oil) which have shown substantial growth during the last two quarters of 2003.

US Real Estate

Real estate securities continued to make new highs through the third quarter. As a group REITs are now trading at an approximate 15% premium to their underlying net assets, or Net Asset Value.

Retail sales turned more robust in the summer, and consumer spending has held up due to the refinancing boom and the child tax credit checks which benefited retail sales in the third quarter 2003. With back-to-school sales more positive than initially expected and easier comparisons for the rest of 2003, Bear Stearns’ retail team estimates that holiday retail sales could be up 3.0%-3.5% from 2.2% in 2002. Consumer confidence rose in October from September, and October payrolls were up by 126,000 jobs. As the economic data suggests, the outlook for consumer spending and retail sales is positive, hence we have made no changes to the Fund’s overweight in shopping center and regional mall REITs.

Industrial companies reported slightly improved, but almost negligible, conditions in their markets during the third quarter 2003. The amount of positive national economic data released in late October appears to have given REIT management teams more confidence about 2004. Analysts still expect industrial vacancy rates to bottom this year at 11.8%, before rebounding to 11.7% in 2004. We believe that incremental demand for industrial space, which is less dependent on job growth, will materialize coincident with a broader economic recovery, which is evident in recent economic releases. We have made no changes to our positions in this sector and do not foresee any in the near future.

For office companies, occupancy declined sequentially by 0% to 0.5% as of the third quarter. Management teams feel that rents are unlikely to fall much further, perhaps with the exception of select tech-oriented markets. However, rents are not expected to rise until a fair amount of space is leased up. New construction is not an issue, but underutilized leased space remains a factor. Assuming a modest economic recovery in 2004, office occupancy is expected to remain stable and potentially increase later in the year. As with the industrial sector, we felt no need to make any changes to our positions in this sector.

With regard to the apartment sector, we are beginning to see signs of job growth as the economic recovery begins to take hold. However, due to the job losses of the last several years coupled with continued multifamily construction, there is still excess supply to be absorbed. The consensus opinion appears to be that job growth is here, and would continue to increase throughout 2004. During 2004, multifamily fundamentals should gradually move in the right direction, however, multifamily REIT financials will not be positively impacted until late 2004 or early 2005. Specifically, it comes down to pricing power, and landlords still do not have the ability to raise rental rates. Although occupancies continue to rise slightly, revenues continue to drop and expenses continue to rise – indicating that landlords have to give rental concessions to maintain that occupancy. Heading into the next two quarters – the seasonally slower winter months – we feel that landlords will continue to give away rents in order to maintain occupancy. And despite the weak fundamentals, this sector has not recognized the decrease in the value of apartments caused by poor performance and valuation levels still appear pricey; therefore, we refrained from adding to our apartment REITs.

Inland Investment Advisors, Inc. was notified that the Fund had exceeded its coverage requirements for stock options on Home Builders stock. During the fiscal year ending October 31, 2003, there were three periods in which the Fund’s coverage requirements were not met. Inland Investment Advisors, Inc. analyzed the option positions that exceeded the coverage requirements during those periods and determined that the Fund had sustained a net loss of $47,601 on those excess option positions. Inland Investment Advisors, Inc. immediately contributed $47,601 to the Fund to cover the loss. You should expect to receive a letter shortly regarding the future of the Fund. Thank you for your continued support and best wishes for a Healthy and Happy 2004.

William A. Rassano
Investment Committee
Inland Investment Advisors, Inc.
January 12, 2003

Average Annual Rate of Return

This chart assumes an initial investment of $10,000, except for the Class A shares with a front-end sales charge, made on 3/1/99 (inception). Assumes reinvestment of dividends and capital gains. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the year ended October 31, 2003 the Fund has chosen to use the NAREIT Composite Total Return Index as its comparison benchmark.

For Periods Ended October 31, 2003
			Annualized
	One Year	::	Since Inception 3/1/99

Inland Real Estate Income and Growth Fund – Class A No-Load	(2.51%)		5.71%

Inland Real Estate Income and Growth Fund – Class A *	(8.08%)		4.38%

NAREIT Composite Total Return Index **	35.42%		14.98%

*    Reflects maximum front-end sales charge of 5.75%.

**    The National Association of Real Estate Investment Trusts (NAREIT) Composite Total Return Index includes both price and income return of all publicly traded REITs.

Average Annual Rate of Return

This chart assumes an initial investment of $10,000, made on 05/17/02 (inception). The Class C No-CDSC assumes a maximum contingent deferred sales charge (CDSC) of 1.00%, if shares redeemed within one year of purchase. Assumes reinvestment of dividends and capital gains. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

As of the year ended October 31, 2003 the Fund has chosen to use the NAREIT Composite Index as its comparison benchmark.

For Periods Ended October 31, 2003			Annualized
	One Year	::	Since Inception 5/17/02

Inland Real Estate Income and Growth Fund – Class C No-CDSC	(2.55%)		(6.42%)

Inland Real Estate Income and Growth Fund – Class C *	(3.55%)		(6.42%)

NAREIT Composite Total Return Index **	35.42%		15.78%

*    Reflects maximum contingent deferred sales charge (CDSC) of 1.00%, if shares are redeemed within one year of purchase.
**    The National Association of Real Estate Investment Trusts (NAREIT) Composite Total Return Index includes both price and income return of all publicly traded REITs.

Statement of Assets and Liabilities
October 31, 2003

See notes to financial statements

Statement of Operations
Year ended October 31, 2003

See notes to financial statements

Statements of Changes in Net Assets

See notes to financial statements

Financial Highlights

Per Share Data :

	Year Ended October 31, 2003	Year Ended October 31, 2002	Year Ended October 31, 2001	Year Ended October 31, 2000	March 1, 1999[1] Through October 31, 1999
	Class A				
Net asset value, beginning of period	$11.54	$10.98	$10.64	$9.22	$10.00
Income from investment operations :					
Net investment income[5]	0.50	0.44	0.45	0.49	0.30
Net realized and unrealized gains (losses) on securities	(0.83)	0.42	0.39	1.41	(0.82)
Payments by affiliates	.05	–	–	–	–
Total from investment operations	(0.28)	0.86	0.84	1.90	(0.52)
Less distributions :					
Dividends from net investment income	(0.32)	(0.30)	(0.50)	(0.41)	(0.26)
Tax return of capital	–	–	–	(0.07)	–
Total distributions	(0.32)	(0.30)	(0.50)	(0.48)	(0.26)
Net asset value, end of period	$10.94	$11.54	$10.98	$10.64	$9.22
Total Return[2]	(2.51%)[8]	7.71%	8.00%	21.24%	(5.32%)[3]
Supplemental Data and Ratios :					
Net assets, in thousands, end of period	$8,901	$9,503	$3,563	$1,404	$817
Ratio of net expense to average net assets:					
Before expense reimbursement	3.46%	4.19%	6.43%	6.13%	12.71%[4]
After expense reimbursement	1.52%	2.50%	2.50%	2.11%	1.15%[4]
Ratio of net investment income to average net assets:					
Before expense reimbursement	2.40%	2.02%	0.37%	0.89%	(6.20%)[4]
After expense reimbursement	4.34%	3.71%	4.30%	4.91%	5.36%[4]
Portfolio turnover rate	9.91%[6]	28.04%[6]	32.61%[6]	15.17%	1.36%[3]

Per Share Data :

	Year Ended October 31, 2003	May 17, 2002[1] Through October 31, 2002
	Class C	
Net asset value, beginning of period	$11.50	$12.45
Income from investment operations :		
Net investment income[5]	0.50	0.17
Net realized and unrealized gains (losses) on securities	(0.83)	(1.02)
Payments by affiliates	.05	–
Total from investment operations	(0.28)	(0.85)
Less distributions :		
Dividends from net investment income	(0.29)	(0.10)
Total distributions	(0.29)	(0.10)
Net asset value, end of period	$10.93	$11.50
Total Return[7]	(2.55)%[8]	(6.86%)[3]
Supplemental Data and Ratios :		
Net assets, in thousands, end of period	$292	$252
Ratio of net expense to average net assets:		
Before expense reimbursement	4.21%	5.94%[4]
After expense reimbursement	1.52%	2.50%[4]
Ratio of net investment income to average net assets:		
Before expense reimbursement	1.65%	(.03%)[4]
After expense reimbursement	4.34%	3.41%[4]
Portfolio turnover rate	9.91%[6]	28.04%[6]

1 Commencement of operations.
2 The total return calculation does not reflect the 5.75% front end sales charge for Class A.
3 Not annualized.
4 Annualized.
5 Calculated using average shares outstanding during the year.
6 Calcultated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
7 The total return calculation does not reflect the 1.00% contingent deferred sales charge for Class C.
8 During the year end October 31, 2003, the Adviser reimbursed the Fund for losses on transactions not meeting the Fund's investment guidelines, which otherwise would have reduced the total return of Class A by 0.44% and Class C by 0.53%.

Effective June 1, 2001 Inland Investment Advisors, Inc. became the investment adviser.

See notes to financial statements

Schedule of Investments

October 31, 2003

Number of Shares	Common Stocks – 94.00%*	Value
	Diversified REITs – 10.85%*	
9,820	Pennsylvania Real Estate Investment Trust	$ 327,988
45,700	Sizeler Property Investors, Inc.	481,678
1,500	Vornado Realty Trust	75,825
3,800	Washington Real Estate Investment Trust	112,480
		997,971
	Financial Services – 6.35%*	
7,300	Citigroup Inc.	346,020
11,917	Friedman, Billings, Ramsey Group, Inc.	237,387
		583,407
	Hospitality REITs – 5.05%*	
22,600	Hersha Hospitality Trust	196,620
7,300	Hospitality Properties Trust	267,691
		464,311
	Industrial REITs – 14.30%*	
6,500	AMB Property Corporation	194,935
1,100	CenterPoint Properties Trust	74,745
18,775	EastGroup Properties, Inc.	547,291
15,400	First Industrial Realty Trust, Inc.	497,420
		1,314,391
	Insurance – 0.17%*	
315	Travelers Property Casualty Corp. - Class A	5,135
647	Travelers Property Casualty Corp. - Class B	10,591
		15,726
	Mortgage REITs – 0.94%*	
5,200	American Mortgage Acceptance Company	86,372
	Multifamily REITs – 0.06%*	
200	Equity Residential Properties Trust	5,850
	Office REITs – 1.45%*	
450	Boston Properties, Inc.	19,913
700	CarrAmerica Realty Corporation	21,049
1,200	Equity Office Properties Trust	33,612
1,050	Prentiss Properties Trust	31,752
750	SL Green Realty Corp.	27,113
		133,439

Schedule of Investments (Continued)
October 31, 2003

Number of Shares	Common Stocks – 94.00%*	Value
	Office/Industrial REITs – 1.77%*	
1,800	Brandywine Realty Trust	45,612
1,800	Duke Realty Corporation	52,704
1,710	PS Business Parks, Inc.	64,467
		162,783
	Retail – 18.20%*	
7,900	Costco Wholesale Corporation**	280,055
4,100	Lowe's Companies, Inc.	241,613
7,300	Target Corporation	290,102
8,700	Wal-Mart Stores, Inc.	512,865
10,000	Walgreen Company	348,200
		1,672,835
	Retail REITs – 31.12%*	
26,600	Acadia Realty Trust	301,644
2,000	Chelsea Property Group, Inc.	98,400
10,806	Commercial Net Lease Realty	185,863
5,180	Developers Diversified Realty Corporation	149,702
800	First Industrial Realty Trust, Inc. **	20,120
600	General Growth Properties, Inc.	45,900
5,400	Glimcher Realty Trust	114,372
11,200	Kimco Realty Corporation	466,592
3,500	New Plan Excel Realty Trust	79,450
3,700	Pan Pacific Retail Properties, Inc.	164,095
26,850	Ramco-Gershenson Properties Trust	648,428
700	Simon Property Group, Inc.	31,556
1,500	Taubman Centers, Inc.	30,240
34,900	Urstadt Biddle Properties	460,680
1,485	Weingarten Realty Investors	64,256
		2,861,298
	Software – 2.96%*	
10,400	Microsoft Corporation	271,856
	Specialty – 0.78%*	
1,400	Alexandria Real Estate Equities, Inc.	71,400
	Total Common Stocks (Cost $6,765,429)	$ 8,641,639

See notes to financial statements

Notes to the Financial Statements
October 31, 2003

1}    Organization

The Inland Mutual Fund Trust (f/k/a Jefferson Fund Group Trust) (the “Trust”) was organized as a business trust under the laws of Delaware on January 20, 1995 and registered under the Investment Company Act of 1940, as amended. The Trust is an open-end management investment company issuing its shares in series. The only series presently authorized is the Inland Real Estate Income & Growth Fund (f/k/a Jefferson REIT Fund) (the “Fund”). The Fund is a non-diversified fund. The Fund commenced operations on March 1, 1999, all organizational costs incurred by the Trust in connection with the organization, registration and initial public offering of these series were expensed as incurred.

The primary focus of the Fund is to provide high current income and secondarily produce capital appreciation, primarily through investments in equity securities of real estate investment trusts and real estate operating companies. The Fund may also invest in securities of companies outside the real estate industry.

The Fund is authorized to issue three classes of shares in an unlimited number, without par value. The Class A shares are subject to a servicing fee at an annual rate up to 0.25% of net assets pursuant to Rule 12b-1 and a front-end sales charge imposed at the time of purchase in accordance with the Fund’s prospectus. The maximum front-end sales charge is 5.75% of the public offering price or 6.10% of the net amount invested for Class A shares. The Fund imposes a deferred sales charge of 1.00% on redemptions within one year of purchases of Class A shares initially purchased in an amount of $1,000,000 or more. The Class B shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge up to 5.00% is imposed on redemptions within six years of purchase. The Class B shares automatically convert to Class A shares after eight years. Class B shares have not commenced operations. The Class C shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge of 1.00% is imposed on redemptions within one year of purchase. Class C shares commenced operations on May 17, 2002.

2}    Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

A} Investment Valuations - Securities which are traded on a national or recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Exchange-traded securities for which there were no transactions that day are valued at the most recent bid prices. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis. Securities for which market quotations are not readily available, and securities which are restricted as to resale are valued at fair value as determined by the investment adviser under the supervision of the Board of Trustees. Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (“REITs”), the Fund may be subject to certain risks associated with direct investment in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers and tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held my be paid in full and distributions of capital returns may be made at any time.

B} Written Option Accounting - The Fund writes (sells) put and call options. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. By writing an option, the Fund may become obligated during the term of the option to deliver or purchase the securities underlying the option at the exercised price if the option is exercised. Option contracts are valued at the average of the current bid and asked price reported on the day of valuation. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss if the cost of the closing purchase transaction differs from the premium received when the option was sold without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When an option is exercised, the premium originally received decreases the cost basis of the underlying security (or increases the proceeds on securities sold short) and the Fund realizes a gain or loss from the sale of the security. All written options must be fully collateralized. The Fund is required to maintain, as appropriate, cash, U.S. Government securities or other liquid assets in an amount at least equal to the market value of the purchase obligation of put options or the market value of the instrument underlying the contract for call options. See Note 5 for options written by the Fund for the year ended October 31, 2003. As described in Note 10, the Fund had written call and put options that exceeded the coverage requirements as stated in the Fund’s prospectus and statement of additional information.

C} Federal Income Taxes - Provision for federal income taxes or excise taxes has not been made since the Fund has elected to be taxed as “regulated investment companies” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2003, the Fund had a capital loss carryover of $2,179,195, which will expire between October 31, 2008 and October 31, 2011. Net realized gains or losses may differ for financial reporting and tax purposes as a result of deferral of losses relating to wash sale and straddle transactions.

At October 31, 2003, the cost of investment securities for federal income tax purposes was $8,179,079. Differences between the Fund’s cost basis of investments at October 31, 2003, if any, for book and tax purposes related primarily to deferral of losses related to straddles, wash sales, an index option marked-to-market and REIT adjustments. At October 31, 2003, unrealized appreciation and depreciation for federal income tax purposes was as follows:

Gross unrealized appreciation of investments	$1,790,286
Gross unrealized depreciation of investments	(55,706)
Net unrealized appreciation of investments	$1,734,580

Generally accepted accounting principles in the United States of America require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. For the year ended October 31, 2003, $114,683 was reclassified from undistributed net income to undistributed accumulated net realized loss on investments and option contracts expired or closed due to the disposals of REITs.

D} Income and Expenses - The Fund is charged for those expenses that are directly attributable to the portfolio, such as advisory, administration and certain shareholder service fees. Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

E} Distributions to Shareholders - Dividends from net investment income are declared and paid on a calendar quarter basis. Distributions of net realized capital gains, if any, will be declared at least annually. A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs and such distributions for tax purposes may consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held. The character of such distributions, for tax purposes, is determined by the Fund based on estimates and information received by the Fund from the REITs.

The tax character of distributions during the fiscal years were as follows:

	Year ended	Year ended
	10/31/2003	10/31/2002
Distributions paid from:
Ordinary Income	$263,539	$190,958

As of October 31, 2003, the components of distributable earnings on a tax basis are as follows:

Undistributed Ordinary Income	$19,960
Undistributed Long-term Capital Gain	$—

F} Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G} Investment Income and Investment Transactions -Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

3}    Capital Share Transactions
Transactions in capital shares of the Fund were as follows :

	Year ended		Year ended
	10/31/2003		10/31/2002
		: :

Class A	Amount	Shares	Amount	Shares

Shares sold	1,004,512	88,603	6,722,741	564,418

Shares issued
to holders in
reinvestment of dividends	148,159	13,040	112,398	9,173

Shares redeemed	(1,270,006)	(111,715)	(886,195)	(74,787)

Net increase (decrease)	$(117,335)	(10,072)	$5,948,944	498,804

	Year ended		Year ended
	10/31/2003		10/31/2002
		: :

Class C	Amount	Shares	Amount	Shares

Shares sold	118,429	10,174	261,025	21,871

Shares issued
to holders in
reinvestment of dividends	5,616	495	642	53

Shares redeemed	(68,980)	(5,878)	(37)	(3)

Net increase	$55,065	4,791	$261,630	21,921

4}  Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2003, were as follows:

	Purchases	: :	Sales

U.S. Government	—		—

Other	$885,220		$2,129,524

5}  Option Contracts Written

The premium amount and the number of option contracts written during the year ended October 31, 2003 were as follows:

Call Options	Premium Amount	: :	Number of Contracts

Call options outstanding,
beginning of year	$75,201		549

Call options written	2,899,562		9,208

Call options closed	(2,342,627)		(7,394)

Call options exercised	(8,089)		(66)

Call options expired	(108,227)		(1,514)

Call options outstanding,
end of year	$515,820		783

Put Options	Premium Amount	: :	Number of Contracts

Put options outstanding,
beginning of year	$133,293		571

Put options written	800,531		2,860

Put options closed	(650,881)		(1,571)

Put options exercised	—		—

Put options expired	(51,179)		(935)

Put options outstanding,
end of year	$231,764		925

6}    Investment Advisory and Other Agreements

Inland Investment Advisors, Inc. (“the Adviser”) became the investment adviser to the Fund on June 1, 2001. As of March
1, 2002, for its services to the Fund under the advisory agreement, the Adviser received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 1.00% of the Fund’s average daily net assets. For the period November 1, 2001 through February 28, 2002, the Adviser received a fee calculated daily and paid at the end of each calendar month, at a rate equal on an annual basis to 0.50% of the Fund’s average daily net assets.

The Fund has adopted a plan providing that if the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 2.50% of average net assets for Class A, Class B and Class C, the Adviser may waive or may reimburse the Fund for the amount of such excess or an additional amount at the Adviser’s option. Accordingly, for the year ended October 31, 2003, the Adviser waived and reimbursed the Fund $188,910.

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the year ended October 31, 2003, were as follows:

The Trust has adopted a Distribution and Shareholder Servicing Plan (the “Plan”) pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Plan allows the Trust to reimburse Inland Securities Corporation, as the Distributor, for a portion of the costs incurred in distributing the Fund’s Class A shares, including amounts paid to brokers or dealers, at an annual rate not to exceed 0.25% of the average daily net assets of the Fund’s Class A shares. The Fund’s Class A shares incurred $23,264 in fees pursuant to the Plan for the year ended October 31, 2003. The Class B shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge up to 5.00% is imposed on redemptions within six years of purchase. The Fund has not sold any Class B shares. The Class C shares are subject to a servicing fee at an annual rate up to 1.00% of net assets pursuant to Rule 12b-1 and a deferred sales charge of 1.00% is imposed on redemptions, within one year of purchase. The Fund’s Class C shares incurred $3,036 in fees pursuant to the Plan for the year ended October 31, 2003.

U.S. Bancorp Fund Services, LLC serves as Transfer Agent, Administrator and Accounting services agent for the Fund. U.S. Bank, N.A. serves as Custodian for the Fund. Inland Securities Corporation serves as Distributor for the Fund.

7}    Affiliated Parties

As of October 31, 2003, the affiliates of the Fund owned 292,566 shares, which represented 34.8% of the net assets.

8}    Qualified Dividend Income Percentage (Unaudited)

The Fund designated 9.48% of dividends declared after December 31, 2002 from net investment income as qualified dividend income under the Jobs Growth and Tax Relief Reconcilation Act of 2003.

9} Corporate Dividends Received Deduction Percentage (Unaudited)

Corporate shareholders may be eligible for a dividends received deduction for certain ordinary income distributions paid by the Fund. The Fund designated 10.70% of dividends declared after December 31, 2002 from net investment income as qualifying for the dividends received deduction. The deduction is a passthrough of dividends paid by domestic corporations (i.e. only equities) subject to taxation.

10} Investment Restriction Violations

During the year ended October 31, 2003, the Fund had written call and put options that exceeded the coverage requirements as stated in the Fund’s prospectus and statement of additional information. The Adviser has contributed the amount of $47,601 to the Fund for losses incurred.

11} Subsequent Events

The Board of Trustees of the Trust has approved the liquidation of the Fund on February 29, 2004 or as soon thereafter as is practicable. In connection with the liquidation of the Fund, the Adviser voluntarily contributed $600,000 on January 14, 2004.

Independent Auditor’s Report

The Shareholders and Board of Trustees
The Inland Mutual Fund Trust:

We have audited the accompanying statement of assets and liabilities of Inland Real Estate Income and Growth Fund (the “Fund”, a series of the Inland Mutual Fund Trust), including the schedule of investments, as of October 31, 2003, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two year period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Chicago, Illinois
January 14, 2004

Name Age Address Position with Trust	Term of Office and Tenure	No. of Funds in Complex Overseen	Principal Occupation(s) during the past 5 years and other Trusteeships/Directorshipd held by Trustee
*Robert D. Parks 60 2901 Butterfield Road Oak Brook, IL 60523 Trustee, Chairperson and President	Trustee, Chairperson and President since 2001	1	Mr. Parks served as Chairman of the Board, President and Chief Executive Officer of Inland Real Estate Corporation from October 1994 through July 2000 and from February 2001 to the present. Mr. Parks is a founding stockholder and a Director of The Inland Group, Inc. Mr. Parks also serves on the board, or as an officer, of entities wholly-owned or controlled by The Inland Group, Inc. Mr. Parks is primarily responsible for managing the Inland Group affiliated broker-dealer and other marketing and investor relations activities. Mr. Parks is also Chairman of the Board, Chief Executive Officer and a Director of Inland Real Estate Trust, Inc. and a Director of Inland Securities Corporation. He is a registered Direct Participation Program Principal with the National Association of Securities Dealers, Inc. and a member of the Real Estate Investment Association and the National Association of Real Estate Investment Trusts.
*Roberta S. Matlin 59 2901 Butterfield Road Oak Brook, IL 60523 Trustee, Executive Vice President, Secretary and Treasurer	Trustee, Executive Vice President, Secretary and Treasurer since 2001	1	Ms. Matlin joined The Inland Group, Inc. in 1984 as a Director of investor administration and currently served as Senior Vice President of Inland Real Estate Investment Corporation. From March 1995 to July 2000, Ms. Matlin was Vice President of Administration of Inland Real Estate Corporation. Ms. Matlin serves as a Director on Inland Real Estate Investment Corporation and Inland Securities Corporation, of which she is Vice-President. She is President and a Director of Inland Investment Advisors, Inc. and Intervest Southern Real Estate Corporation, Vice President of Administration of Inland Retail Real Estate Trust, Inc. and a Director of Partnership Ownership Corporation. Ms. Matlin is a registered securities principal.
*Daniel L. Goodwin 60 2901 Butterfield Road Oak Brook, IL 60523 Trustee	Trustee Since 2002	1	Mr. Goodwin is Chairman of the Board of Directors of The Inland Group, Inc., a multi-billion dollar real estate and financial organization, and also serves on the board of several other business entities involved in the real estate and financial business, including Inland Mortgage Investment Corporation, a mortgage banking company, of which Mr. Goodwin is President. For over 20 years, Mr. Goodwin has been trading stock and stock options, and has been a member of Inland

* This trustee is deemed to be an “interested person” of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act.

The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request by calling (800) 216-9785 or write to The Inland Mutual Fund Trust, c/o U.S. Bancorp Fund Services, LLC, Mutual Fund Services, 3rd Floor, 615 East Michigan Street, Milwaukee, WI 53202.

Board of Trustees

J. Michael Borden
Delavan, WI

Daniel L. Goodwin
Oak Brook, IL

Lawrence Harb
Okemos, MI

Richard Imperiale
Union Grove, WI

F. L. Kirby
Chicago, IL

John Komives
Milwaukee, WI

Lawrence Kujawski
Milwaukee, WI

Roberta S. Matlin
Oak Brook, IL

Robert D. Parks
Oak Brook, IL

CUSTODIAN
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

INDEPENDENT ACCOUNTANTS
KPMG LLP
303 East Wacker Drive
Chicago, IL 60601

LEGAL COUNSEL
Foley & Lardner
777 East Wisconsin Avenue
Milwaukee, WI 53202

DISTRIBUTOR
Inland Securities Corporation
2901 Butterfield Road
Oak Brook, IL 60523

INVESTMENT ADVISER
Inland Investment Advisors, Inc.
2901 Butterfield Road
Oak Brook, IL 60523

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Directors has determined that it does not have an audit committee financial expert serving on its audit committee. While Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such term is defined by the Securities and Exchange Commission.

Item 4. Principal Accountant Fees and Services.

Not required for annual reports filed for periods ending before December 15, 2003.

Item 5. [Reserved]

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 8. [Reserved]

Item 9. Controls and Procedures.

(a) The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 10. Exhibits.

1)    Code of ethics. Filed herewith .

2)    Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

3)    Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Inland Mutual Fund Trust

By (Signature and Title) / S/ Robert D. Parks
       Robert D. Parks, Principal Executive Officer

Date  January 14, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) The Inland Mutual Fund Trust

By (Signature and Title) /S/ Roberta S. Matlin
                                                        Roberta S. Matlin, Principal Financial Officer

Date January 14, 2004